EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DAVIDsTEA Inc. (the “Company”) on Form 10-Q for the period ended November 2, 2019, as filed with the Securities and Exchange Commission (the “Report”), I, Frank Zitella, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2019	/s/ Frank Zitella
Frank Zitella
Chief Financial Officer and Chief Operating Officer